UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                        JANUARY 9, 2004 (JANUARY 8, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                     1-13726                   73-1395733
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification No.)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
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     (Address of principal executive offices)                   (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on January 8, 2003. The following was included in the Press Release:


                     CHESAPEAKE ENERGY CORPORATION ANNOUNCES
                        PRICING OF COMMON STOCK OFFERING

OKLAHOMA CITY, JANUARY 8, 2004 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it has priced a public offering of 20.0 million shares of its common stock at $13.51 per share. All shares are being sold by Chesapeake. Chesapeake also has granted the underwriters a 30-day option to purchase up to
3.0 million additional shares of its common stock solely to cover over-allotments, if any.

Chesapeake expects the issuance and delivery of the shares to occur on January 14, 2004, subject to satisfaction of customary closing conditions. Chesapeake intends to use the net proceeds of the offering to pay a portion of the aggregate $510 million purchase price for three recently announced acquisitions. The largest of these, a pending acquisition for $420 million of Concho Resources Inc., is expected to close by January 31, 2004. If this acquisition does not close, excess net proceeds of the offering will be used for general corporate purposes, including repayment of debt or possible future acquisitions.

Lehman Brothers, Banc of America Securities LLC, Citigroup and Morgan Stanley acted as joint book-running managers for the offering. Copies of the prospectus relating to the offering may be obtained from the offices of Lehman Brothers Inc., c/o ADP Financial Services, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, NY 11717, 631-254-7106; Banc of America Securities LLC, 100 West 33rd Street, New York, NY 10001, 646-733-4166; Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220, Attn: Prospectus Department, 718-765-6732; or Morgan Stanley, Prospectus Department, 1585 Broadway, New York, NY 10036, 212-761-4000.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.


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THIS DOCUMENT CONTAINS FORWARD-LOOKING  STATEMENTS WITHIN THE MEANING OF SECTION
27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INCLUDE ESTIMATES AND GIVE OUR CURRENT
EXPECTATIONS   OR   FORECASTS  OF  FUTURE   EVENTS.   ALTHOUGH  WE  BELIEVE  OUR
FORWARD-LOOKING STATEMENTS ARE REASONABLE, THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE SIX LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE UNITED STATES. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, GULF COAST, AND PERMIAN BASIN REGIONS ONSHORE IN THE UNITED STATES.

                                       3
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CHESAPEAKE ENERGY CORPORATION


                                              ---------------------------------
                                         BY:  /S/ AUBREY K. MCCLENDON
                                                  AUBREY K. MCCLENDON
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated:        January 9, 2004